FILED BY MANPOWER INC.

PURSUANT TO RULE 425 UNDER THE SECURITIES ACT OF 1933, AS AMENDED

SUBJECT COMPANY: COMSYS IT PARTNERS, INC.

COMMISSION FILE NO. 000-27792

Exhibit 99.2





MANPOWER INC.

2009 4th Quarter Results

Helping Clients and Candidates Win for Over Six Decades

2010 | February 2

Forward-Looking Statement

This presentation includes forward-looking statements, including earnings projections and the timing, completion and results of the proposed transaction, which are subject to risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the Company's Annual Report on Form 10-K dated December 31, 2008, which information is incorporated herein by reference, and such other factors as may be described from time to time in the Company's SEC filings.

This presentation was issued by Manpower Inc. on February 2, 2010 and does not constitute an offer of any securities for sale. The exchange offer described herein has not commenced. Manpower intends to commence an exchange offer and file a Schedule TO and a registration statement on Form S-4, and COMSYS IT Partners, Inc. intends to file a Solicitation/Recommendation Statement on Schedule 14D-9, with the Securities and Exchange Commission in connection with the transaction. Manpower and COMSYS expect to mail a Preliminary Prospectus, the Schedule 14D-9 and related exchange offer materials to stockholders of COMSYS. These documents, however, are not currently available. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY ARE AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MANPOWER, COMSYS AND THE TRANSACTION. Documents filed by Manpower with the SEC may be obtained without charge at the SEC's website at www.sec.gov and at Manpower's website at www.manpower.com. Documents filed by COMSYS with the SEC may be obtained without charge at the SEC's website and at COMSYS' website at www.comsys.com.





MANPOWER INC.

COMSYS

Acquisition

2010 | February

Manpower®

Strategic Rationale

- Increased capability to service clients' IT requirements
- Stronger platform in higher growth market
- Enhances business mix, with over 20% of company revenue now coming from specialty services
- Good cultural fit

Manpower

COMSYS Business Overview

- Third largest IT staffing and managed solutions company in the U.S. with $650 million in revenue
  - Project Management
  - Business Analysis
  - Network Infrastructure
  - Business Intelligence
  - Applications Programming and Development
  - Quality Assurance and Testing
  - Workforce Solutions (RPO and MSP)
- National footprint with 52 branches
- Diversified client base across several high growth industry sectors

Manpower

Combined Business

- Combined revenue of Manpower Professional and COMSYS will be over $2.5 billion
- Combined number of contractors on assignment daily will be over 25,000
- Combined footprint will be 400 offices
- Combined MSP offering will be total flow through dollars of $3.5 billion

COMSYS Financial Performance

(Millions in USD)

Revenue


750
700
650
600
662
737
743
727
650
2005
2006
2007
2008
2009F(1)

EBITDA[2]


60
40
20
0
40
46
50
44
26
2005
(6.0%)
2006
(6.3%)
2007
(6.8%)
2008
(6.0%)
2009F(1)
(4.0%)

(1) Forecast based upon management guidance issued January 6, 2010.

(2) Excludes one-time items.

Manpower

Acquisition Summary

- Purchase Price: $17.65 per share
- Equity Value: $378 million, including net settlement of stock options, restricted stock and warrants
- Debt Retired: $53 million, net debt outstanding as of January 31, 2010

Acquisition Summary

- Consideration: 50% stock / 50% cash, with option to pay all cash
- Tender Offer: Expected to commence March 2010
- Expected Closing: April 2010
- Approvals: Normal regulatory

Manpower

Acquisition Summary

• Synergies:	$20 million (3% of revenue) by 2011
• Tax NOL:	$35 million (NPV) tax shelter utilized over next 10 years
• Integration Costs:	$18 million
• EPS Accretive:	10 cents accretive in 2010 excluding intangible amortization

Manpower®

Manpower Inc.

Questions? / Answers

Manpower